SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

THE ORIGINAL FORM 8-K DATED AS OF OCTOBER 24, 2001 AND FILED WITH THE COMMISSION ON NOVEMBER 15, 2001 IS HEREBY AMENDED BY THIS FORM 8-K/A TO REPLACE THE SERVICING AGREEMENT FILED THEREBY

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 26, 2001

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of October 24, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMAC Home Equity Loan-Backed Term Notes, Series 2001-HE3)



                Residential Funding Mortgage Securities II, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-60164              41-1955181
--------                          ---------              ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code,
                     is (952) 832-7000 Exhibit Index located
                                    on Page 4

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

On October 24, 2001, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMAC Home Equity Loan-Backed Term Notes, Series 2001-HE3 (the "Notes"), pursuant to an Indenture, dated as of October 24, 2001, between GMAC Home Equity Loan Trust 2001-HE3, as issuer and the Bank One, National Association, as Indenture Trustee. On November 15, 2001, the Registrant caused the operative agreements relating to the Notes to be filed with the Commission, including the Servicing Agreement, dated as of October 24, 2001, among GMAC Mortgage Corporation, as servicer, Bank One, National Association, as indenture trustee, and the GMACM Home Equity Loan Trust 2001-HE3, as issuer (the "Servicing Agreement"). The Servicing Agreement filed therewith was an incorrect version thereof and is hereby replaced with the Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

          (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        4.1 Servicing Agreement dated as of October 24, 2001 among GMAC Mortgage Corporation, as servicer, Bank One, National Association, as indenture trustee, and the GMACM Home Equity Loan Trust 2001-HE3, as issuer.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                             By:    /s/Thomas J. O'Hara
                             Name:  Thomas J. O'Hara
                             Title: Senior Vice President


Dated:  November 26, 2001

                                  EXHIBIT INDEX

Exhibit Numbers
4.1 Servicing Agreement dated as of October 24, 2001 among GMAC Mortgage Corporation, as servicer, Bank One, National Association, as indenture trustee, and the GMACM Home Equity Loan Trust 2001-HE3, as issuer.